Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports dated February 10, 1998 listed below, included in this Form 8-K, and incorporated by reference in Swift Energy Company's Form S-4 Registration Statement No. 333-50637. It should be noted that we have not audited any financial statements of the below listed partnerships subsequent to December 31, 1997 or performed any audit procedures subsequent to the date of our reports.


Swift Energy Income Partners 1988-1, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1988-2, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1988-3, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1988-D, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-1, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-2, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-3, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-4, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-A, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-C, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1989-D, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1990-1, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1990-2, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Income Partners 1990-B, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1991-C, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1992-A, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1992-D, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1993-A, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1993-C, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1993-D, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1994-A, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1994-B, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1994-C, Ltd., Annual Report for the Year Ended 12/31/97
Swift Energy Operating Partners 1994-D, Ltd., Annual Report for the Year Ended 12/31/97

                               ARTHUR ANDERSEN LLP


Houston, Texas
June 4, 1998